SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) Aug. 24, 1998 (Aug. 17, 1998)
                                                   -----------------------------

                                   RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)



            New Jersey                  1-1031                  22-0743290
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    (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)            File Number)           Identification No.)



    Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ     08875-6707
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    (Address of principal executive offices)                        (Zip Code)



     Registrant's telephone number, including area code (732) 469-8300
                                                        --------------

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                               RONSON CORPORATION
                                 FORM 8-K INDEX





        ITEM 5.    OTHER EVENTS

        ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        Item 5.  Other Events

             On August 17, 1998, Louis V. Aronson II, President and Chief Executive Officer of Ronson Corporation (the "Company"), rejected an offer by Steel Partners II, L.P., to purchase all of his stock in the Company for $5 per share, subject to certain conditions. The offer contained other provisions which, under certain circumstances, would extend a similar offer to shareholders. Mr. Aronson's stock ownership amounts to more than 20% of the outstanding common stock in the Company.

             The offer to Mr. Aronson from Steel Partners II, L.P., was filed with the Securities and Exchange Commission as Exhibit 2 to a Schedule 13D/A on August 17, 1998.


        Item 7.  Financial Statements and Exhibits

                 a) Financial Statements:  None.

                 b) Pro Forma Financial Information:  None.

                 c) Exhibits:

                    99.a) Ronson Corporation Press Release dated August 17, 1998, "Louis V. Aronson Rejects Offer to Purchase His Ronson Corporation Stock".


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Ronson Corporation



                                                  /s/Daryl K. Holcomb
                                                  -------------------
                                                  Daryl K. Holcomb
                                                  Vice President and
                                                  Chief Financial Officer,
                                                  Controller and Treasurer


        Dated:  August 24, 1998